Vanguard® Multi-Sector Income Bond ETF
Schedule of Investments (unaudited)
As of June 30, 2025
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
U.S. Government and Agency Obligations (8.5%)
[1]	United States Treasury Note/Bond	0.750%	8/31/26	529	510
	United States Treasury Note/Bond	1.375%	11/15/31	78	67
	United States Treasury Note/Bond	1.625%	9/30/26–10/31/26	957	930
	United States Treasury Note/Bond	1.875%	2/15/41	61	42
	United States Treasury Note/Bond	3.500%	9/30/26	487	485
	United States Treasury Note/Bond	3.750%	4/30/27	715	715
[2]	United States Treasury Note/Bond	3.875%	3/31/27–5/31/27	785	786
	United States Treasury Note/Bond	4.250%	5/15/35	63	63
	United States Treasury Note/Bond	4.375%	5/15/34–11/15/39	240	238
	United States Treasury Note/Bond	4.500%	4/15/27–8/15/39	746	754
	United States Treasury Note/Bond	4.625%	10/15/26–2/15/35	587	594
	United States Treasury Note/Bond	4.750%	2/15/45	124	123
Total U.S. Government and Agency Obligations (Cost $5,293)					5,307
Asset-Backed/Commercial Mortgage-Backed Securities (9.0%)
Canada (0.3%)
[3,4]	Securitized Term Auto Receivables Trust Series 2025-B	5.463%	12/29/32	200	201
United States (8.7%)
[4]	AmeriCredit Automobile Receivables Trust Series 2023-2	6.000%	7/18/29	375	385
[3,4]	AMSR Trust Series 2024-SFR2	4.150%	11/17/41	395	388
[3,4]	Avis Budget Rental Car Funding AESOP LLC Series 2023-8A	6.020%	2/20/30	375	392
[3,4]	BX Trust Series 2019-OC11	3.202%	12/9/41	375	350
[4]	CarMax Auto Owner Trust Series 2024-4	4.970%	6/17/30	375	378
[4]	CarMax Auto Owner Trust Series 2025-2	5.740%	10/15/31	375	385
[3,4,5]	Connecticut Avenue Securities Trust Series 2025-R04, SOFR30A + 1.000%	5.305%	5/25/45	365	365
[3,4]	DB Master Finance LLC Series 2019-1A	4.352%	5/20/49	377	370
[3,4]	LAD Auto Receivables Trust Series 2025-1A	5.110%	7/15/30	250	253
[4]	Nissan Auto Lease Trust Series 2025-A	5.110%	6/15/29	375	380
[3,4]	Onemain Financial Issuance Trust Series 2025-1A	4.820%	7/14/38	200	201
[3,4,6]	Progress Residential Trust Series 2025-SFR3	3.390%	7/17/30	220	207
[3,4,6]	Progress Residential Trust Series 2025-SFR3	3.390%	7/17/30	220	202
[4]	Santander Drive Auto Receivables Trust Series 2024-5	5.140%	2/17/32	375	378
[3,4]	SBNA Auto Receivables Trust Series 2025-SF1	5.340%	9/15/31	200	200
[3,4]	USB Auto Owner Trust Series 2025-1A	4.620%	12/16/30	565	572
					5,406
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $5,571)					5,607
Corporate Bonds (71.0%)
Brazil (1.0%)
[4]	Embraer Netherlands Finance BV	7.000%	7/28/30	200	216
[3,6]	Raizen Fuels Finance SA	6.250%	7/8/32	200	198
[3,6]	Yinson Bergenia Production BV	8.498%	1/31/45	200	203
					617
Canada (3.0%)
[3]	1011778 BC ULC	6.125%	6/15/29	110	113
[3]	1011778 BC ULC	5.625%	9/15/29	455	462
[3]	Air Canada	3.875%	8/15/26	435	431
[3]	Bombardier Inc.	7.250%	7/1/31	260	273
[3]	Garda World Security Corp.	7.750%	2/15/28	140	145
[3]	Garda World Security Corp.	8.250%	8/1/32	180	185
	Rogers Communications Inc.	7.125%	4/15/55	50	50
	Toronto-Dominion Bank	4.456%	6/8/32	250	245
					1,904
France (0.9%)
[3]	BNP Paribas SA	5.283%	11/19/30	350	357
[3]	SNF Group SACA	3.125%	3/15/27	185	179
					536
Germany (0.5%)
[4]	Deutsche Bank AG	5.373%	1/10/29	50	51

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Deutsche Bank AG	5.297%	5/9/31	250	254
					305
Ireland (0.2%)
[3]	Flutter Treasury DAC	5.875%	6/4/31	110	111
[3]	Phoenix Aviation Capital Ltd.	9.250%	7/15/30	30	31
					142
Israel (0.6%)
	Teva Pharmaceutical Finance Netherlands III BV	6.000%	12/1/32	355	362
Japan (0.9%)
	Mitsubishi UFJ Financial Group Inc.	5.197%	1/16/31	538	551
Macao (0.1%)
[3]	MGM China Holdings Ltd.	7.125%	6/26/31	90	93
Oman (0.4%)
[4]	EDO Sukuk Ltd.	5.875%	9/21/33	250	257
Poland (0.2%)
[3]	Canpack SA	3.125%	11/1/25	30	30
[3]	Canpack SA	3.875%	11/15/29	120	112
					142
Spain (0.6%)
	Banco Santander SA	3.800%	2/23/28	50	49
	Banco Santander SA	4.175%	3/24/28	70	70
	Banco Santander SA	5.588%	8/8/28	220	227
					346
Switzerland (0.3%)
[3]	UBS Group AG	5.617%	9/13/30	200	208
United Kingdom (3.3%)
	BAT Capital Corp.	3.462%	9/6/29	250	240
	BAT Capital Corp.	6.421%	8/2/33	250	272
[3]	Howden UK Refinance plc	7.250%	2/15/31	225	233
[3]	Howden UK Refinance plc	8.125%	2/15/32	175	182
[4]	HSBC Holdings plc	3.973%	5/22/30	475	462
[3,6]	Imperial Brands Finance plc	4.500%	6/30/28	400	400
[4]	NatWest Group plc	4.892%	5/18/29	250	253
					2,042
United States (58.5%)
[3]	1261229 BC Ltd.	10.000%	4/15/32	180	182
[3]	Alliant Holdings Intermediate LLC	7.000%	1/15/31	265	274
[3]	Allison Transmission Inc.	5.875%	6/1/29	110	111
[3]	Alumina Pty Ltd.	6.375%	9/15/32	210	214
	AMC Networks Inc.	4.250%	2/15/29	225	180
[3,6]	AMC Networks Inc.	10.500%	7/15/32	130	132
	Ameren Corp.	5.375%	3/15/35	100	101
[3]	American Airlines Inc.	8.500%	5/15/29	465	487
	American Homes 4 Rent LP	4.950%	6/15/30	100	101
	American Honda Finance Corp.	4.600%	4/17/30	240	240
[3]	AmWINS Group Inc.	6.375%	2/15/29	380	387
[3]	Apollo Management Holdings LP	4.872%	2/15/29	125	126
[4]	Appalachian Power Co.	4.500%	8/1/32	160	156
[3]	Ascent Resources Utica Holdings LLC	6.625%	10/15/32	355	361
[3]	AthenaHealth Group Inc.	6.500%	2/15/30	90	89
	Ball Corp.	6.875%	3/15/28	300	306
	Ball Corp.	6.000%	6/15/29	30	31
	Bank of America Corp.	5.933%	9/15/27	350	356
	Bank of America Corp.	2.687%	4/22/32	550	494
[3]	Bausch + Lomb Corp.	8.375%	10/1/28	110	115
	Baxter International Inc.	2.272%	12/1/28	400	372
	Boeing Co.	3.250%	3/1/28	500	483
	Boeing Co.	3.250%	2/1/35	350	295
	Brandywine Operating Partnership LP	8.875%	4/12/29	55	60
	Brown & Brown Inc.	4.700%	6/23/28	20	20
[3]	BWX Technologies Inc.	4.125%	4/15/29	110	106
[3]	Calpine Corp.	4.500%	2/15/28	170	168
	Capital One Financial Corp.	4.927%	5/10/28	120	121

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Capital One Financial Corp.	6.312%	6/8/29	150	157
	Capital One Financial Corp.	6.183%	1/30/36	75	76
[3]	Carnival Corp.	6.000%	5/1/29	60	61
[3]	Carnival Corp.	5.875%	6/15/31	685	698
[3]	CCO Holdings LLC	4.500%	8/15/30	670	639
[3]	CCO Holdings LLC	4.250%	2/1/31	90	84
[3]	CCO Holdings LLC	4.750%	2/1/32	120	114
	Centene Corp.	4.625%	12/15/29	50	49
[3]	Champ Acquisition Corp.	8.375%	12/1/31	115	123
[3]	Charles River Laboratories International Inc.	3.750%	3/15/29	120	113
	Charter Communications Operating LLC	2.250%	1/15/29	500	461
	Charter Communications Operating LLC	6.484%	10/23/45	125	124
[3]	Chemours Co.	4.625%	11/15/29	360	314
	Cheniere Energy Partners LP	5.950%	6/30/33	275	287
[4]	Citigroup Inc.	3.520%	10/27/28	620	607
	Citigroup Inc.	4.952%	5/7/31	150	152
[3]	Civitas Resources Inc.	8.625%	11/1/30	270	274
[3]	Civitas Resources Inc.	8.750%	7/1/31	60	61
[3]	Civitas Resources Inc.	9.625%	6/15/33	55	56
[3]	Clarios Global LP	6.750%	2/15/30	205	213
[3]	Clearway Energy Operating LLC	4.750%	3/15/28	180	178
[3]	Clearway Energy Operating LLC	3.750%	2/15/31	20	18
[3]	Cleveland-Cliffs Inc.	7.500%	9/15/31	270	260
[3]	Cloud Software Group Inc.	8.250%	6/30/32	255	271
[3]	CNX Resources Corp.	7.375%	1/15/31	60	63
[3]	Community Health Systems Inc.	5.625%	3/15/27	60	59
[3]	Community Health Systems Inc.	10.875%	1/15/32	165	175
[3]	Credit Acceptance Corp.	6.625%	3/15/30	270	274
[3]	Crown Americas LLC	5.875%	6/1/33	410	413
[3]	CSC Holdings LLC	11.250%	5/15/28	50	50
[3]	CSC Holdings LLC	4.125%	12/1/30	50	35
	CVS Health Corp.	4.300%	3/25/28	120	119
[3]	DaVita Inc.	4.625%	6/1/30	335	321
[3]	Delta Air Lines Inc.	4.750%	10/20/28	500	501
[3]	Diamond Foreign Asset Co.	8.500%	10/1/30	315	328
[4]	Dominion Energy Inc.	3.375%	4/1/30	130	124
[3]	Energizer Holdings Inc.	4.750%	6/15/28	110	107
[3]	Excelerate Energy LP	8.000%	5/15/30	100	105
	Fifth Third Bancorp	6.339%	7/27/29	120	126
	FMC Corp.	8.450%	11/1/55	50	51
[3]	Foundry JV Holdco LLC	5.900%	1/25/33	250	259
[3]	Freedom Mortgage Corp.	7.625%	5/1/26	140	140
[3]	Freedom Mortgage Holdings LLC	9.250%	2/1/29	260	270
[3]	Frontier Communications Holdings LLC	8.625%	3/15/31	355	377
[3]	Gates Corp.	6.875%	7/1/29	110	114
	General Motors Financial Co. Inc.	5.050%	4/4/28	500	504
	Genesis Energy LP	7.875%	5/15/32	52	54
	Georgia Power Co.	4.950%	5/17/33	388	391
[3]	Global Atlantic Fin Co.	4.400%	10/15/29	125	121
	Goodyear Tire & Rubber Co.	6.625%	7/15/30	210	214
[3]	Graphic Packaging International LLC	6.375%	7/15/32	465	475
[3]	Hanesbrands Inc.	9.000%	2/15/31	355	376
	Helmerich & Payne Inc.	2.900%	9/29/31	110	92
[3]	Herc Holdings Inc.	7.000%	6/15/30	175	183
[3]	Herc Holdings Inc.	7.250%	6/15/33	30	31
	Hillenbrand Inc.	3.750%	3/1/31	120	108
	Hudson Pacific Properties LP	5.950%	2/15/28	205	200
	Huntington Bancshares Inc.	5.272%	1/15/31	121	124
[3]	Imola Merger Corp.	4.750%	5/15/29	170	164
	Intel Corp.	3.750%	8/5/27	50	49
	Intel Corp.	4.150%	8/5/32	75	71
[3]	IQVIA Inc.	5.000%	10/15/26	380	379
	JBS USA Holding Lux Sarl	3.000%	5/15/32	320	280
[3]	JetBlue Airways Corp.	9.875%	9/20/31	270	263
[4]	JPMorgan Chase & Co.	4.005%	4/23/29	338	335
	JPMorgan Chase & Co.	4.995%	7/22/30	250	255
	JPMorgan Chase & Co.	5.572%	4/22/36	120	124
[3]	KeHE Distributors LLC	9.000%	2/15/29	175	181
	Kraft Heinz Foods Co.	3.750%	4/1/30	50	48
[3]	Lamb Weston Holdings Inc.	4.125%	1/31/30	190	181

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
[3]	Lamb Weston Holdings Inc.	4.375%	1/31/32	20	19
[3]	LifePoint Health Inc.	9.875%	8/15/30	165	179
[3]	LifePoint Health Inc.	11.000%	10/15/30	190	210
[3]	Live Nation Entertainment Inc.	6.500%	5/15/27	54	55
	M&T Bank Corp.	6.082%	3/13/32	210	222
[3]	McAfee Corp.	7.375%	2/15/30	130	123
	McKesson Corp.	4.950%	5/30/32	120	122
[3]	Medline Borrower LP	3.875%	4/1/29	315	302
[3]	Midcontinent Communications	8.000%	8/15/32	305	323
[3]	MIWD Holdco II LLC	5.500%	2/1/30	320	304
[3]	MPT Operating Partnership LP	8.500%	2/15/32	255	267
	Navient Corp.	5.500%	3/15/29	90	88
[3]	NCL Corp. Ltd.	5.875%	2/15/27	60	60
[3]	NCL Corp. Ltd.	6.750%	2/1/32	355	363
[3]	Newell Brands Inc.	8.500%	6/1/28	30	32
	Newell Brands Inc.	6.625%	9/15/29	470	465
[3]	Nexstar Media Inc.	5.625%	7/15/27	15	15
[3]	Nexstar Media Inc.	4.750%	11/1/28	15	15
	NiSource Inc.	5.200%	7/1/29	125	128
[3]	Novelis Corp.	4.750%	1/30/30	300	288
[3]	Novelis Corp.	6.875%	1/30/30	120	124
[3]	NRG Energy Inc.	5.750%	7/15/29	120	120
[3]	Olympus Water US Holding Corp.	9.750%	11/15/28	285	300
[3]	Olympus Water US Holding Corp.	7.250%	6/15/31	100	102
	OneMain Finance Corp.	9.000%	1/15/29	52	55
	OneMain Finance Corp.	6.625%	5/15/29	350	360
[3]	Owens-Brockway Glass Container Inc.	7.250%	5/15/31	225	231
	Paramount Global	3.700%	6/1/28	400	389
	Paramount Global	4.950%	1/15/31	100	97
[3]	Park Intermediate Holdings LLC	7.000%	2/1/30	110	113
[3]	Pattern Energy Operations LP	4.500%	8/15/28	110	106
	PayPal Holdings Inc.	5.150%	6/1/34	190	193
[3]	Permian Resources Operating LLC	9.875%	7/15/31	330	362
[3]	Post Holdings Inc.	4.500%	9/15/31	190	177
	Quest Diagnostics Inc.	5.000%	12/15/34	100	100
[3]	Quikrete Holdings Inc.	6.375%	3/1/32	295	304
[3]	Radiology Partners Inc.	8.500%	7/15/32	45	45
	Range Resources Corp.	8.250%	1/15/29	365	375
	Regions Financial Corp.	5.502%	9/6/35	75	75
[3]	RHP Hotel Properties LP	6.500%	4/1/32	265	272
[3]	Rocket Cos. Inc.	6.125%	8/1/30	372	379
[3]	Rocket Cos. Inc.	6.375%	8/1/33	52	53
[3]	Rockies Express Pipeline LLC	4.800%	5/15/30	110	107
[3]	Roller Bearing Co. of America Inc.	4.375%	10/15/29	110	106
[3]	Ryan Specialty LLC	5.875%	8/1/32	110	111
[3]	Scripps Escrow II Inc.	3.875%	1/15/29	125	109
	Service Properties Trust	3.950%	1/15/28	60	55
	Service Properties Trust	8.375%	6/15/29	365	381
[3]	Spirit AeroSystems Inc.	9.750%	11/15/30	60	66
	Sprint Capital Corp.	8.750%	3/15/32	100	121
[3]	SS&C Technologies Inc.	5.500%	9/30/27	275	275
[3]	Starwood Property Trust Inc.	6.500%	10/15/30	175	181
	Steel Dynamics Inc.	5.250%	5/15/35	110	110
[3]	Tallgrass Energy Partners LP	7.375%	2/15/29	225	231
	Tenet Healthcare Corp.	6.125%	6/15/30	265	270
	T-Mobile USA Inc.	2.625%	2/15/29	363	341
[3]	TransDigm Inc.	6.375%	5/31/33	785	789
[3]	Transocean Inc.	8.750%	2/15/30	212	219
[3]	Transocean Titan Financing Ltd.	8.375%	2/1/28	45	46
[4]	Truist Financial Corp.	5.071%	5/20/31	179	182
	UnitedHealth Group Inc.	4.400%	6/15/28	10	10
	UnitedHealth Group Inc.	5.350%	2/15/33	263	271
	UnitedHealth Group Inc.	5.300%	6/15/35	10	10
[3]	Univision Communications Inc.	7.375%	6/30/30	60	59
[3]	Univision Communications Inc.	8.500%	7/31/31	360	360
	US Bancorp	5.100%	7/23/30	110	112
	US Bancorp	5.083%	5/15/31	250	255
[3,6]	Vail Resorts Inc.	5.625%	7/15/30	60	60
[3]	Valaris Ltd.	8.375%	4/30/30	175	179
[3]	Venture Global Calcasieu Pass LLC	3.875%	8/15/29	220	208

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
[3]	Venture Global Calcasieu Pass LLC	4.125%	8/15/31	120	111
[3]	Venture Global LNG Inc.	8.125%	6/1/28	60	62
[3]	Venture Global LNG Inc.	8.375%	6/1/31	60	62
[3]	Venture Global LNG Inc.	9.875%	2/1/32	500	540
[3,6]	Venture Global Plaquemines LNG LLC	6.500%	1/15/34	25	25
[3,6]	Venture Global Plaquemines LNG LLC	6.750%	1/15/36	30	30
[3]	Vistra Operations Co. LLC	4.375%	5/1/29	180	175
[3]	Vistra Operations Co. LLC	7.750%	10/15/31	225	239
[4]	Warnermedia Holdings Inc.	5.050%	3/15/42	60	40
[4]	Warnermedia Holdings Inc.	5.141%	3/15/52	20	12
[3]	Wayfair LLC	7.250%	10/31/29	30	30
[3]	Wayfair LLC	7.750%	9/15/30	75	76
	Wells Fargo & Co.	4.970%	4/23/29	120	122
[4]	Wells Fargo & Co.	5.557%	7/25/34	213	220
[3]	WESCO Distribution Inc.	6.375%	3/15/29	175	180
	Weyerhaeuser Co.	4.000%	4/15/30	50	49
	Whirlpool Corp.	6.125%	6/15/30	67	68
	Whirlpool Corp.	6.500%	6/15/33	247	248
[3]	WR Grace Holdings LLC	5.625%	8/15/29	310	281
	X Corp.	9.500%	10/26/29	100	97
[3]	XPLR Infrastructure Operating Partners LP	7.250%	1/15/29	110	113
					36,588
Zambia (0.5%)
[3]	First Quantum Minerals Ltd.	9.375%	3/1/29	260	276
[3]	First Quantum Minerals Ltd.	8.625%	6/1/31	54	56
					332
Total Corporate Bonds (Cost $44,016)					44,425
Floating Rate Loan Interests (3.2%)
United States (3.2%)
[5]	Altera Corp. First Lien Term Loan B, TSFR12M + 3.000%	7.066%	6/18/32	75	75
[5]	Asurion LLC First Lien Term Loan B-13, TSFR1M + 4.250%	8.577%	9/19/30	200	194
[5]	Bausch + Lomb Corp. First Lien Term Loan B, TSFR12M + 4.250%	8.035%	12/17/30	5	5
[5]	Beach Acquisition Bidco LLC First Lien Term Loan B, TSFR12M + 3.250%	7.316%	6/25/32	20	20
[5]	Belron Finance 2019 LLC First Lien Incremental Term Loan, TSFR3M + 2.750%	7.049%	10/16/31	200	200
[5]	Central Parent LLC First Lien Refinancing Term Loan, TSFR3M + 3.250%	7.546%	7/6/29	100	83
[5]	Clarios Global LP First Lien Amendment No. 6 Term Loan, TSFR1M + 2.750%	7.077%	1/28/32	160	160
[5]	Cloud Software Group Inc. First Lien Incremental Term Loan B, TSFR3M + 3.750%	8.046%	3/21/31	260	260
[5]	Cloud Software Group Inc. First Lien Initial Term Loan B, TSFR3M + 3.500%	7.796%	3/30/29	30	30
[5]	Endo Finance Holdings Inc. First Lien Refinancing Term Loan, TSFR1M + 4.000%	8.327%	4/23/31	249	249
[5]	McAfee Corp. First Lien Term Loan B-1, TSFR1M + 3.000%	7.316%	3/1/29	249	241
[5]	Sazerac Co. Inc. First Lien Term Loan B, TSFR12M + 3.000%	7.094%	6/24/32	245	245
[5]	Sedgwick Claims Management Services Inc. First Lien Term Loan, TSFR1M + 3.000%	7.327%	7/31/31	249	250
Total Floating Rate Loan Interests (Cost $2,013)					2,012
Sovereign Bonds (9.0%)
Albania (0.2%)
[3,4,7]	Republic of Albania	4.750%	2/14/35	100	118
Argentina (0.7%)
[4]	Argentine Republic	0.750%	7/9/30	396	314
[4]	Argentine Republic	4.125%	7/9/35	150	101
					415
Azerbaijan (0.2%)
[4]	Republic of Azerbaijan	3.500%	9/1/32	150	134
Chile (0.3%)
[4]	Republic of Chile	2.450%	1/31/31	200	179
Colombia (0.9%)
	Ecopetrol SA	4.625%	11/2/31	150	126
[4]	Republic of Colombia	8.500%	4/25/35	400	416
					542
Costa Rica (0.3%)
	Republic of Costa Rica	6.125%	2/19/31	200	206
Dominican Republic (0.5%)
[4]	Dominican Republic	7.050%	2/3/31	300	315

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
Egypt (0.3%)
[4]	Arab Republic of Egypt	8.500%	1/31/47	200	162
El Salvador (0.2%)
[4]	Republic of El Salvador	9.250%	4/17/30	150	159
Guatemala (0.3%)
[4]	Republic of Guatemala	6.050%	8/6/31	200	203
Hungary (0.4%)
[4,7]	Republic of Hungary	5.375%	9/12/33	200	253
Mexico (2.0%)
	Petroleos Mexicanos	6.500%	3/13/27	200	199
	Petroleos Mexicanos	6.950%	1/28/60	150	108
[4,6]	United Mexican States	5.850%	7/2/32	300	304
[4]	United Mexican States	6.350%	2/9/35	400	409
[4]	United Mexican States	6.875%	5/13/37	200	209
					1,229
Nigeria (0.6%)
[4]	Federal Republic of Nigeria	7.143%	2/23/30	200	190
[4]	Federal Republic of Nigeria	8.747%	1/21/31	200	201
					391
Peru (0.3%)
[4]	Republic of Peru	2.783%	1/23/31	200	179
Serbia (0.2%)
[4,7]	Serbia International Bond	1.500%	6/26/29	100	107
South Africa (0.6%)
[4]	Republic of South Africa	4.850%	9/30/29	400	385
Turkiye (0.6%)
	Republic of Turkiye	7.250%	5/29/32	200	201
[4]	Republic of Turkiye	5.750%	5/11/47	200	150
					351
Ukraine (0.1%)
[4]	Ukraine Government Bond	0.000%	2/1/35	100	47
[4]	Ukraine Government Bond	1.750%	2/1/35	100	51
					98
Uzbekistan (0.3%)
[4]	Republic of Uzbekistan Bond	5.375%	2/20/29	200	197
Total Sovereign Bonds (Cost $5,534)					5,623

		Coupon	Shares	Market Value ($000)
Temporary Cash Investments (3.4%)
Money Market Fund (3.4%)
[8]	Vanguard Market Liquidity Fund (Cost $2,152)	4.355%	21,526	2,152
Total Investments (104.1%) (Cost $64,579)				65,126
Other Assets and Liabilities—Net (-4.1%)				(2,559)
Net Assets (100%)				62,567
Cost is in $000.
1	Securities with a value of $54 have been segregated as initial margin for open futures contracts.
2	Securities with a value of $47 have been segregated as initial margin for open centrally cleared swap contracts.
3	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2025, the aggregate value was $30,544, representing 48.8% of net assets.
4	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
5	Variable-rate security; rate shown is effective rate at period end. Certain variable-rate securities are not based on a published reference rate and spread but are determined by the issuer or agent based on current market conditions.
6	Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of June 30, 2025.
7	Face amount denominated in euro.
8	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
DAC—Designated Activity Company.
SOFR30A—30 Day Average Secured Overnight Financing Rate.
TSFR12M—CME Term Secured Overnight Financing Rate 12-Month.
TSFR1M—CME Term Secured Overnight Financing Rate 1-Month.
TSFR3M—CME Term Secured Overnight Financing Rate 3-Month.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
2-Year U.S. Treasury Note	September 2025	10	2,080	—
Long U.S. Treasury Bond	September 2025	3	347	2
Ultra 10-Year U.S. Treasury Note	September 2025	7	800	4
Ultra Long U.S. Treasury Bond	September 2025	6	715	12
				18

Short Futures Contracts
5-Year U.S. Treasury Note	September 2025	(27)	(2,943)	(14)
10-Year U.S. Treasury Note	September 2025	(1)	(112)	(1)
Euro-Bobl	September 2025	(1)	(139)	—
Euro-Bund	September 2025	(2)	(307)	2
				(13)
				5

Forward Currency Contracts
	Contract Settlement Date	Contract Amount (000)				Unrealized Appreciation ($000)	Unrealized (Depreciation) ($000)
Counterparty			Receive		Deliver
Barclays Bank plc	9/17/25	EUR	2	USD	2	—	—
JPMorgan Chase Bank, N.A.	9/17/25	USD	477	EUR	415	—	(14)
Citibank, N.A.	9/17/25	USD	1	EUR	1	—	—
						—	(14)
EUR—euro.
USD—U.S. dollar.

Centrally Cleared Credit Default Swaps
Reference Entity	Termination Date		Notional Amount (000)	Periodic Premium Received (Paid)[1] (%)	Value ($000)	Unrealized Appreciation (Depreciation) ($000)
Credit Protection Sold
CDX-NA-HY-S44-V1	6/20/30	USD	560	5.000	43	6
1 Periodic premium received/paid quarterly.
USD—U.S. dollar.
The notional amount represents the maximum potential amount the fund could be required to pay as a seller of credit protection if the reference entity was subject to a credit event.

A.  Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and other temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral, as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund's pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees.
B.  Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
C.  Floating Rate Loan Interests: Floating rate loan interests represent interests in amounts owed by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate the fund to supply additional cash to the borrower on demand. Floating rate loan interests may be made directly with a borrower or acquired through assignment or participation. The fund's right to enforce a borrower’s compliance with the terms of the loan agreement, or benefit directly from the collateral supporting the loan, varies when the loan is a direct borrowing, an assignment, or a participation. Floating rate loan interests involve various risks including risk of loss in case of default, insolvency, or the bankruptcy of the borrower and are generally subject to restrictions on transfer with limited opportunities to sell them in secondary markets. The fund may also invest in loan commitments, which are contractual obligations for a future funding. The fund may earn a commitment fee on any unfunded portion of these commitments which is amortized to interest income over the commitment period. Both the funded portion of a floating rate loan interest as well as its unfunded commitment, if any, is reflected on the Schedule of Investments.
D.  Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. Fluctuations in the value of the contracts are recorded as an asset (liability).
E.  Forward Currency Contracts: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. Risks associated with these types of forward currency contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. Fluctuations in the value of the contracts are recorded as an asset (liability).
F.  Swap Contracts: The fund invests in credit default swaps to adjust the overall credit risk of the fund or to actively overweight or underweight credit risk to a specific issuer or group of issuers. The fund may sell credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. The fund may purchase credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.

The fund enters into centrally cleared credit default swaps to achieve the same objectives specified with respect to the equivalent over-the-counter swaps but with less counterparty risk because a regulated clearinghouse is the counterparty instead of the clearing broker or executing broker. The clearinghouse imposes initial margin requirements to secure the fund's performance, and requires daily settlement of variation margin representing changes in the market value of each contract. To further mitigate counterparty risk, the fund trades with a diverse group of prequalified executing brokers; monitors the financial strength of its clearing brokers, executing brokers, and clearinghouse; and has entered into agreements with its clearing brokers and executing brokers.
The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the fund (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the fund) will be significantly less than the amount paid by the fund and, in a physically settled swap, the fund may receive an illiquid debt instrument. A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund's net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded as an asset (liability) and as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the fund under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.
G.  Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund's investments and derivatives as of June 30, 2025, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
U.S. Government and Agency Obligations	—	5,307	—	5,307
Asset-Backed/Commercial Mortgage-Backed Securities	—	5,607	—	5,607
Corporate Bonds	—	44,425	—	44,425
Floating Rate Loan Interests	—	2,012	—	2,012
Sovereign Bonds	—	5,623	—	5,623
Temporary Cash Investments	2,152	—	—	2,152
Total	2,152	62,974	—	65,126

Derivative Financial Instruments
Assets
Futures Contracts[1]	20	—	—	20
Swap Contracts	6[1]	—	—	6
Total	26	—	—	26
Liabilities
Futures Contracts[1]	(15)	—	—	(15)
Forward Currency Contracts	—	(14)	—	(14)
Total	(15)	(14)	—	(29)
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments.